      As filed with the Securities and Exchange Commission on May 5, 2000

                                                        REGISTRATION NO. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                          ____________________________

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                          DATAWARE TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)

                                   06-1232140
                      (I.R.S. Employer Identification No.)

ONE CANAL PARK, CAMBRIDGE, MASSACHUSETTS                             02141
(Address of Principal Executive Offices)                          (Zip Code)

                             EQUITY INCENTIVE PLAN
                            (Full Title of the Plan)

                               MICHAEL GONNERMAN
             VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER
                          Dataware Technologies, Inc.
                                 One Canal Park
                         Cambridge, Massachusetts 02141
                                 (617) 621-0820
                    (Name and Address of Agent for Service)

                                with copies to:

                               MATTHEW C. DALLETT
                               Palmer & Dodge LLP
                               One Beacon Street
                          Boston, Massachusetts 02108
                                 (617) 573-0303

                                           CALCULATION OF REGISTRATION FEE
======================================================================================================================
             Title Of                                          Proposed           Proposed
            Securities                     Amount              Maximum             Maximum             Amount Of
               To Be                        To Be              Offering           Aggregate          Registration
            Registered                   Registered       Price Per Share(1)  Offering Price(1)           Fee
----------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value        2,000,000 shares(2)        $3.375             $6,750,000              $1,782
======================================================================================================================

(1) Estimated solely for the purpose of determining the registration fee and computed pursuant to Rule 457(h) and based upon the average of the high and low sale prices on May 1, 2000 as reported by the Nasdaq National Market System.

(2) This Registration Statement registers an additional 2,000,000 shares under the Equity Incentive Plan, under which 3,293,827 shares have previously been registered (SEC File Nos. 33-70498, 33-79824, 333-28545 and 333-
     56693).

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Statement Regarding Incorporation by Reference of Information from Effective
----------------------------------------------------------------------------
Registration Statement
----------------------

This Registration Statement registers additional securities of the same class as other securities for which registration statements filed on Form S-8 relating to the Equity Incentive Plan are already effective. Pursuant to General Instruction E to Form S-8, the Registrant incorporates by reference into this Registration Statement the contents of the Registrant's Registration Statement on Form S-8 (Registration No. 33-70498) as filed with the Commission on October 19, 1993, Post-Effective Amendment No. 1 thereto as filed with the Commission on March 14, 1994, the Registrant's Registration Statement on Form S-8 (Registration No. 333-28545) as filed with the Commission on June 5, 1997, and the Registrant's Registration Statement on Form S-8 (Registration No. 333-56693) as filed with the Commission on June 12, 1998, including exhibits thereto.


ITEM 8.  EXHIBITS.

See Exhibit Index on page 4.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachusetts, on this 5th day of May, 2000.

                                        DATAWARE TECHNOLOGIES, INC.


                         By: /s/ Michael Gonnerman
                             ---------------------
                             Michael Gonnerman
                             Vice President, Chief Financial Officer
                             and Treasurer


                               POWER OF ATTORNEY

  We, the undersigned officers and directors of Dataware Technologies, Inc. hereby severally constitute and appoint David Mahoney, Michael Gonnerman, and Matthew C. Dallett, and each of them singly, our true and lawful attorneys-in-fact, with full power to them in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8 (including any post-effective amendments thereto), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                  TITLE                            DATE
---------                  -----                            ----
/s/ David Mahoney          President and Chief              May 5, 2000
------------------------   Executive Officer
David Mahoney              (Principal Executive Officer)

/s/ Michael Gonnerman      Vice President, Chief Financial  May 5, 2000
------------------------   Officer and Treasurer
Michael Gonnerman          (Principal Financial and
                           Principal Accounting Officer)

/s/ Jeffrey O. Nyweide     Director                         May 5, 2000
------------------------
Jeffrey O. Nyweide

/s/ Stephen H. Beach       Director                         May 5, 2000
------------------------
Stephen H. Beach

/s/ William R. Lonergan    Director                         May 5, 2000
-----------------------
William R. Lonergan

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT
NUMBER     DESCRIPTION
---------  -----------
4.1.1      Restated Certificate of Incorporation, as amended through April 14, 1997. Filed as Exhibit 3.1 to
           Dataware's Current Report on Form 8-K on April 17, 1997, and incorporated herein by reference.
4.1.2      Certificate of Amendment to Restated Certificate of Incorporation, as amended through April 13,
           2000. Filed as Exhibit 4.1.2 to Dataware's Form S-3 (File No. 333-75855) on May 5, 2000, and
           incorporated herein by reference.
4.2        By-laws of Dataware, as amended through February 9, 1999.  Filed as Exhibit 3.2 to Dataware's
           Form 10-K for the year ended December 31, 1998, and incorporated herein by reference.
4.3        Rights Agreement dated July 8, 1996, by and between American Stock Transfer & Trust Company as
           Rights Agent and the Registrant (the "Rights Agreement").  Filed as Exhibit 4 to Dataware's
           Current Report on Form 8-K (File No. 0-21860) on July 18, 1996, and incorporated herein by reference.
4.4        First Amendment to the Rights Agreement, dated April 14, 1997. Filed as Exhibit 4.1 to Dataware's
           Current Report on Form 8-K on April 17, 1997, and incorporated herein by reference.
5          Opinion of Palmer & Dodge LLP as to the legality of the securities registered hereunder.
23.1       Consent of PricewaterhouseCoopers LLP, independent accountants.
23.2       Consent of Palmer & Dodge (contained in Opinion of Palmer & Dodge filed as Exhibit 5).
24         Power of Attorney (set forth on the Signature Page to this Registration Statement).



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